                                      OPPENHEIMER DISCOVERY FUND
                                    Supplement dated May 31, 2006 to the
                                  Prospectus dated January 27, 2006,
                                   as supplemented on May 5, 2006

     This supplement replaces the supplement dated March 16, 2006 and amends the
Prospectus dated January 27, 2006 of Oppenheimer Discovery Fund (the "Fund"), as
supplemented on May 5, 2006.

The Prospectus is revised as follows:

     Effective  May 30,  2006,  the first two  paragraphs  captioned  "Portfolio
Manager"  under the section  "How the Fund Is Managed" on page 14 are deleted in their entirety and replaced by the following:

     Portfolio  Manager.  The Fund's  portfolio is managed by Ronald J. Zibelli,
Jr., who is primarily  responsible  for the  day-to-day  management of the Fund's investments.  Mr.  Zibelli,  CFA, is a Vice President of the Manager,  since May
2006.  Prior to joining the  Manager,  he spent six years at Merrill  Lynch, during which time he was a Managing  Director  and Small Cap Growth Team Leader,
responsible  for  managing  11  portfolios.   Prior  to  joining  Merrill  Lynch
Investment  Managers,  Mr.  Zibelli  spent 12 years with Chase  Manhattan  Bank, including two years as Senior Portfolio  Manager (U.S. Small
Cap Equity) at Chase Asset Management.

May 31, 2006                                                 PS0500.037